U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): December 6, 2002
                               MULLER MEDIA, INC.
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             (Exact name of registrant as specified in its charter)

     Nevada                        0-30829                   88-0430189
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(State or other jurisdiction   (Commission File No.)      (I.R.S. Employer
      of incorporation)                                   Identification No.)

  11 East 47th Street, Third Floor, New York, New York           10017
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       (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (212) 317-0175

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         (Former name or former address, if changed, since last report)

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ITEM 4 -  REVERSE STOCK SPLIT

The Board of Directors of the Registrant approved a 20 to 1, reverse split of the common stock of the company. The record date for such split is December 19, 2002. The Board of Directors also approved an Employee Stock option plan on December 6, 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               MULLER MEDIA, INC.

DATE:    DECEMBER 9, 2002                  BY: /S/ JOHN J. ADAMS
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                                           JOHN J. ADAMS
                                           CHAIRMAN AND CEO